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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549




                           FORM 8-K

                        CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):March 31, 1999



               Crown Castle International Corp.
    (Exact Name of Registrant as Specified in its Charter)


Delaware                          0-24737                   76-0470458
(State or Other               (Commission File              (IRS Employer
Jurisdiction of                    Number)                  Identification
Incorporation)                                              Number)


                              510 Bering Drive
                                 Suite 500
                              Houston, TX 77057
                     (Address of Principal Executive Office)

Registrant's telephone number, including area code:  (713) 570-3000


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Item 5. Other Events

          On March 31, 1999, pursuant to a Formation Agreement (the "Formation Agreement") dated December 8, 1998 and amended on March 31, 1999, among Cellco Partnership, a Delaware general partnership doing business as Bell Atlantic Mobile ("BAM"), certain Transferring Partnerships (as defined in the Formation Agreement), Crown Castle International Corp. (the "Company") and CCA Investment Corp., a wholly owned subsidiary of the Company ("Company Sub"), the Company and BAM formed a joint venture to own and operate a significant majority of BAM's wireless communications towers. The Company, through the Company Sub, owns approximately 61.5% of the joint venture and BAM and the Transferring Partnerships own the remaining 38.5% along with a 0.001% interest in the Joint Venture's operating subsidiary.

          Pursuant to the Formation Agreement, Company Sub contributed
$250.0 million in cash and approximately 15.6 million shares of common stock (valued at $197.0 million) of the Company to the joint venture. BAM and the Transferring Partnerships transferred to the joint venture their interests in 1,322 towers along with related assets and liabilities. In addition, pursuant to an exclusive management agreement entered into concurrently with the formation of the joint venture, the joint venture will be responsible for managing, maintaining, marketing and leasing space on an additional 136 towers along with related assets and liabilities. The Company will have complete responsibility for such additional towers and will receive the economic benefits of leasing available space on such towers, although BAM will continue to own such towers. However, pursuant to the exclusive management agreement, BAM and the Transferring Partnerships are obligated to transfer from time to time such towers to the joint venture upon the waiver or lapse of restrictions, the completion of filings and other matters and the receipt of consents necessary for any such transfer. The joint venture borrowed $180.0 million under a committed $250.0 million revolving credit facility from Key Corporate Capital Inc., following which the joint venture made a $380.0 million cash distribution to BAM.

          Company Sub will determine the managers to manage and run the day-to-day operations of the joint venture. Concurrently with the formation of the joint venture, BAM and the joint venture entered into a master-build-to suit agreement pursuant to which the joint venture will build and own the next 500 towers for BAM's wireless communications business. The joint venture has the right to build an additional 200 towers for BAM thereafter. Pursuant to a global lease agreement, BAM will lease antenna space on the towers transferred to the joint venture, as well as the towers built pursuant to the build-to-suit agreement. The joint venture will also actively seek to add additional tenants to its towers in order to increase its revenues. In addition, the joint venture has a right of first refusal on the Company's next 300 build-to-suit opportunities from customers that are not affiliated with BAM within the regions where BAM has contributed assets to the joint venture.

Item 7. Financial Statements and Exhibits

          (a) Financial statements of business acquired.

          The following financial statements of Bell Atlantic Mobile Tower Operations, together with the independent auditors report on certain of such financial statements, are incorporated by reference to the financial


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statements of Bell Atlantic Mobile Tower Operations contained in the Company's
Registration Statement on Form S-1, File No. 333-74553.

          (1)  Statement of Net Assets dated December 31, 1998

          (2) Statements of Revenues and Direct Expenses for the years ended December 31, 1997 and 1998

          (3)  Notes to Financial Statements

          (b)  Pro forma financial information

          The following unaudited pro forma condensed consolidated financial statements, together with the introductory language thereto, are incorporated by reference to the Unaudited Pro Forma Condensed Consolidated Financial Statements contained in the Company's Registration Statement on Form S-1, File No. 333-74553.

          (1) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1998

          (2) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

          (3) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1998

          (4)  Notes to Unaudited Pro Forma Condensed Consolidated Balance
               Sheet

          (c)  Exhibits


              Exhibit No.                  Description


               2.1 Formation Agreement dated December 8, 1998 relating to the formation of Crown Atlantic Company LLC, Crown Atlantic Holding Sub LLC, and Crown Atlantic Holding Company LLC (Incorporated by reference to the exhibit previously filed by the registrant on Form 8-K
                              (Registration No. 0-24737) dated
                              December 9, 1998)

               2.2 Amendment Number 1 to Formation Agreement dated March 31, 1999 among Crown Castle International Corp., Cellco Partnership, doing business as Bell Atlantic Mobile, certain Transferring Partnerships and CCA Investment Corp.


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              Exhibit No.                  Description

               23.1           Consent of KPMG LLP


               99.1 Crown Atlantic Company LLC Operating Agreement entered into as of March 31, 1999 by and between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Holding Sub LLC

               99.2 Crown Atlantic Holding Sub LLC Operating Agreement entered into as of March 31, 1999 by Crown Atlantic Holding Company LLC

               99.3 Crown Atlantic Holding Company LLC Operating Agreement entered into as of March 31, 1999 by Cellco Partnership, doing business as Bell Atlantic Mobile, and CCA Investment Corp.

               99.4 Amendment No. 1 to Rights Agreement dated March 31, 1999 between Crown Castle
                              International Corp. and Chase Mellon
                              Shareholder Services L.L.C.

               99.5 Exclusive Management Agreement dated March 31, 1999 by and among Cellco Partnership, doing business as Bell Atlantic Mobile, the Listed Partnerships (listed on the signature pages thereof) and Crown Atlantic Company LLC

               99.6 Global Lease Agreement dated March 31, 1999 between Crown Atlantic Company LLC and Cellco Partnership, doing business as Bell Atlantic Mobile

               99.7 Master Build to Suit Agreement dated March 31, 1999 between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Company LLC

               99.8 Loan Agreement dated as of March 31, 1999 by and among Crown Atlantic HoldCo Sub LLC, as the Borrower, Key Corporate Capital Inc., as Agent, and the Financial Institutions listed therein
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Crown Castle International Corp.,



                                     By:   /s/ E. Blake Hawk
                                        ______________________
                                        Name:   E. Blake Hawk
                                        Title:  Executive Vice President and
                                                General Counsel


Date:  April 12, 1999

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                               EXHIBIT INDEX


           Exhibit No.        Description

               2.1 Formation Agreement dated December 8, 1998 relating to the formation of Crown Atlantic Company LLC, Crown Atlantic Holding Sub LLC, and Crown Atlantic Holding Company LLC (Incorporated by reference to the exhibit previously filed by the registrant on Form 8-K (Registration No. 0-24737) dated December 9, 1998)

               2.2 Amendment Number 1 to Formation Agreement dated March 31, 1999 among Crown Castle International Corp., Cellco Partnership, doing business as Bell Atlantic Mobile, certain Transferring Partnerships and CCA Investment Corp.

               23.1           Consent of KPMG LLP

               99.1 Crown Atlantic Company LLC Operating Agreement entered into as of March 31, 1999 by and between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Holding Sub LLC

               99.2 Crown Atlantic Holding Sub LLC Operating Agreement entered into as of March 31, 1999 by Crown Atlantic Holding Company LLC

               99.3 Crown Atlantic Holding Company LLC Operating Agreement entered into as of March 31, 1999 by Cellco Partnership, doing business as Bell Atlantic Mobile, and CCA Investment Corp.

               99.4 Amendment No. 1 to Rights Agreement dated March 31, 1999 between Crown Castle
                              International Corp. and Chase Mellon
                              Shareholder Services L.L.C.

               99.5 Exclusive Management Agreement dated March 31, 1999 by and among Cellco Partnership, doing business as Bell Atlantic Mobile, the Listed Partnerships (listed on the signature pages thereof) and Crown Atlantic Company LLC

               99.6 Global Lease Agreement dated March 31, 1999 between Crown Atlantic Company LLC and Cellco Partnership, doing business as Bell Atlantic Mobile

               99.7 Master Build to Suit Agreement dated March 31, 1999 between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Company LLC

               99.8 Loan Agreement dated as of March 31, 1999 by and among Crown Atlantic HoldCo Sub LLC, as the Borrower, Key Corporate Capital Inc., as Agent, and the Financial Institutions listed therein